Exhibit 10.2


                     AMENDMENT NO. 1 TO MARKETING AGREEMENT
                   ==========================================

     This Amendment No. 1 to Marketing Agreement ("Agreement") is made and entered in as of date of the Parties signatures below, to be effective as of the Effective Date, as defined below, by and between ALLMARINE CONSULTANTS CORPORATION ("Allmarine"), a Nevada corporation, and PHILTEX CORPORATION, LTD., a Belize Corporation ("Philtex"), each individually a "Party" and collectively the "Parties."

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Parties previously entered into a Marketing Agreement effective August 15, 2005 (the "Marketing Agreement");

     WHEREAS, the Marketing Agreement referenced an "Exhibit A," attached to the Marketing Agreement, which was to include a list of services which Philtex granted Allmarine the right to promote, market and sell pursuant to the terms and conditions of the Marketing Agreement (the "Prior Exhibit");

     WHEREAS,  no  Prior  Exhibit  was  attached  to  the  Marketing  Agreement;

     WHEREAS, the Parties now desire to amend the Marketing Agreement to include the list of services which Philtex granted Allmarine the right to promote, market and sell pursuant to the Marketing Agreement, which list is attached hereto as Exhibit 1; and
            ----------

     WHEREAS, the Parties now desire to amend the Marketing Agreement to provide for work to be outsource or referred by Allmarine to Philtex, prior to such time as Allmarine is able to provide services on its own.

     NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, which consideration Philtex acknowledges receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

     1.   ADDITION  OF  EXHIBIT  1  TO  THE  MARKETING  AGREEMENT.
          --------------------------------------------------------

          The Parties agree that the Marketing Agreement shall be amended to include as Exhibit A to such Marketing Agreement, the "list of services provided," which is attached hereto as Exhibit 1 (the "Services").

     2.   OUTSOURCING  SERVICES  THROUGH  PHILTEX.
          ----------------------------------------

          The Parties agree that prior to such time as Allmarine is able to offer the Services on its own, such Services may be referred/outsourced to Philtex and that in consideration for such outsourcing Philtex will retain a greater percentage of the gross revenues generated through such sales, which percentage will be determined on a sale by sale basis between the Parties after taking into account Philtex's cost of services performed.

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     3.   MISCELLANEOUS.
          --------------

          (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of
               ----------
               this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This  Agreement  shall  be  construed  in
               ---------------
               accordance with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction and shall be subject to the dispute resolution clause contained in Section 10 of the Marketing Agreement.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

          (d)  Waiver.  No  failure  on  the  part  of  any party to enforce any
               ------
               provisions of this Agreement will act as a waiver of the right to enforce that provision.

          (e)  Section  Headings.  Section  headings  are  for  convenience only
               -----------------
               and  shall  not define or limit the provisions of this Agreement.

          (f)  Effect  of  Facsimile  and  Photocopied  Signatures.  This
               ---------------------------------------------------
               Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

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     [Remainder of page left intentionally blank.  Signature page follows.]

     This Agreement has been executed by the parties on the dates shown below, to be effective as of and to relate back to the date of the original Marketing Agreement, August 15, 2005 (the "Effective Date").


                                       ALLMARINE CONSULTANTS CORPORATION
                                       a Nevada corporation

                                       /s/Michael Chavez
                                       ----------------------------------
                                       Michael Chavez
                                       Chief Executive Officer
                                       Date: 2/22/06
                                            ------------------


                                       PHILTEX CORPORATION, LTD.
                                       a Belize corporation
                                       /s/ Chris Warren
                                       ----------------------------------
                                       Chris Warren
                                       President
                                       Date: 2/22/06
                                            ------------------

                                                                       EXHIBIT 1
                                                                       ---------

                            LIST OF SERVICES PROVIDED
                            -------------------------


01.  Ships  Registration

     -    Registration  /  de-registration  of  naval  mortgages
     -    Provisional  Registration
     -    Manning  Requirements
     -    Seafarers  Documents
     -    Safety  Inspection
     -    Bareboat/Dual  Registry
     -    Special  Registrations


02.  Ship Registry Jurisdictions

     -    Dominica
     -    Georgia
     -    Belize
     -    Cambodia
     -    DPR  Korea
     -    Panama

03.  Marine Surveys and Consultancy

     -    ISM  Consulting  /  Preparation  for  DOC/ISM manuals and certificates
     -    Class,  Load  Line,  and  /SOLAS
     -    Pre-Purchase,  condition  &  cargo  gear  survey
     -    Tonnage  Calculations
     -    Stability  and  brain  loading  booklet  calculations  &  approval
     -    General  /  Condition  Surveys
     -    Full  vessel  investigations
     -    Insurance  Surveys
     -    Vessel  Inspections
     -    Superintendence
     -    Technical  Consultancy
     -     Industrial Services


04. Offshore Jurisdictions (International Business Companies, LLC, partnerships, etc.)

     -    Belize
     -    British  Virgin  Island
     -    Panama
     -    Delaware,  USA

05.  Legal Consultancy / Services

     -    Attestation
     -    US  Notary
     -    Bill  of  Sale
     -    Contracts  &  MOA
     -    Claims
     -    Class  Action  Litigation
     -    Marine  Insurance